UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

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FORM 8-K

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PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) June 29, 2012

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Kyto BioPharma Inc.
(Exact name of registrant as specified in its charter)

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Florida	65-108-6538
(State or other jurisdiction	(I.R.S. Employer
incorporation or organization)	Identification No.)

B1-114 Belmont Street, Toronto ON Canada M5R 1P8
(Address of principal executive offices) (Zip Code)

(416) 960-8770
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 – Completion of Acquisition or Disposition of Assets
Effective May 31, 2012, the Corporation entered into an agreement with Kyto IP Inc., a private company incorporated in the State of Delaware, to sell all of the Corporation’s intellectual property, including Patents, Patent Applications and related Intellectual Property for US$1,367,398.65, to Kyto IP Inc.

A copy of the Platform Technology, Patent and Patent Application Assignment Agreement, including Schedules A through E, (the “IP Agreement”) is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit

2.1.         Platform Technology, Patent and Patent Application Assignment Agreement, including Schedules A through E
a. Schedule A – List of Patents and Patent Applications
b. Schedule B – Additional Intellectual Property
c. Schedule C – Exclusive Licensing Agreement
d. Schedule D – Assignment of Patents and Patent Applications
e. Schedule E – Assignment of Exclusive Licensing Agreement

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KYTO BIOPHARMA INC.

Date: June 29, 2012	By:	/s/ Georges Benarroch
Georges Benarroch, President and CEO